Statutory Reserves and Restricted Net Assets	12 Months Ended
Dec. 31, 2017
Statutory Reserves And Restricted Net Assets [Abstract]
Statutory Reserves and Restricted Net Assets

20. STATUTORY RESERVES AND RESTRICTED NET ASSETS

PRC legal restrictions permit payments of dividends by the Group’s PRC subsidiaries only out of their retained earnings, if any, determined in accordance with PRC regulations. Prior to payment of dividends, pursuant to the laws applicable to the PRC Domestic Enterprises and PRC Foreign Investment Enterprises, the PRC subsidiaries must make appropriations from after-tax profit to non-distributable statutory reserve funds as determined by the Board of Directors of the Group. Subject to certain cumulative limits including until the total amount set aside reaches 50% of its registered capital, the general reserve fund requires annual appropriations of not less than 10% of after-tax profit (as determined under accounting principles and financial regulations applicable to PRC enterprises at each year-end); These reserve funds can only be used for specific purposes and are not distributable as cash dividends. The Group made appropriation to these statutory reserve funds of RMB1,509 for the year ended December 31, 2015. As of December 31, 2015, the company’s profit appropriation made to the reserve fund reached the maximum required amount of 50% of registered capital. Accordingly, no additional profit appropriation was made during the years ended December 31, 2016 and 2017.

As a result of these PRC laws and regulations, the Group’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company either in the form of dividends, loans or advances. The balance of restricted net assets were RMB79,056, RMB154,342 and RMB163,350 as of December 31, 2015, 2016 and 2017, respectively.